UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indícate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of GlycoMimetics, Inc. (the “Company”) adopted an amendment and restatement of the GlycoMimetics, Inc. 2013 Equity Incentive Plan (the “2013 Incentive Plan” and, as amended and restated, the “Amended and Restated Plan”) on April 7, 2022 and submitted the Amended and Restated Plan for stockholder approval at the 2022 Annual Meeting of Stockholders of the Company on May 18, 2022 (the “Annual Meeting”). The Company’s stockholders approved the Amended and Restated Plan at the Annual Meeting. The Amended and Restated Plan increased the number of shares of the Company’s common stock available for issuance under the 2013 Incentive Plan by 2,619,622 shares.

The description of the terms of the Amended and Restated Plan contained herein and in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2022 (the “Proxy Statement”) is qualified in its entirety by the text of the Amended and Restated Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The stockholders considered four proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement. Of the 52,392,444 shares outstanding as of the record date, 39,307,099 shares, or 75%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of three nominees to serve as directors until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Scott Jackson	23,327,027	4,930,035
Scott Koenig	22,107,710	6,149,362
Harout Semerjian	28,016,012	241,060

Broker Non-Votes: 11,050,027.

All nominees were elected.

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young	38,971,830	220,788	114,481

Proposal No. 3: Approval of the Amendment and Restatement of the 2013 Incentive Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the Amendment and Restatement of the 2013 Incentive Plan	21,171,517	7,033,175	52,380

Broker Non-Votes: 11,050,027.

Proposal No. 4: Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as disclosed in the proxy materials. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval, on an advisory basis, of the executive compensation.	27,132,991	1,035,554	88,527

Broker Non-Votes: 11,050,027.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	GlycoMimetics, Inc. Amended and Restated 2013 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: May 20, 2022		Brian M. Hahn Chief Financial Officer and Senior Vice President

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